Exhibit 10.2

CONSENT AND THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS CONSENT AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 28, 2023, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314, as collateral agent (in its individual capacity, “Oxford”; and in its capacity as collateral agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender, OXFORD FINANCE FUNDING IX, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFF IX”), OXFORD FINANCE FUNDING 2019-1, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFF 2019-1”), OXFORD FINANCE FUNDING XIII, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFF XIII”), and SILICON VALLEY BANK, a division of FIRST-CITIZENS BANK & TRUST COMPANY (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank), with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (Oxford together with OFF IX, OFF 2019-1, OFF XIII and SVB, each a “Lender” and collectively, the “Lenders”), SUTRO BIOPHARMA, INC., a Delaware corporation with offices located at 111 Oyster Point Boulevard, South San Francisco, CA 94080 (“Borrower”).

Recitals

WHEREAS, Collateral Agent, Borrower and the Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of February 28, 2020 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof;

WHEREAS, Borrower has requested that Collateral Agent and the Lenders consent to Borrower opening and maintaining a new deposit account at US Bank, N.A. (the “US Bank Account”), and an aggregate of two (2) additional deposit and/or securities accounts at other financial institutions domiciled in the United States (collectively with the US Bank Account, the “New Accounts”), and although the Lenders and Collateral Agent are under no obligation to do so, the Lenders and Collateral Agent have agreed to consent to the Borrower opening and maintaining the New Accounts, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below;

WHEREAS, Borrower has also requested that Collateral Agent and the Lenders make certain revisions to the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below;

WHEREAS, although the Lenders and Collateral Agent are under no obligation to do so, the Lenders and Collateral Agent have agreed to make certain revisions to the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below; and

WHEREAS, in connection with the foregoing, Borrower, the Lenders and Collateral Agent desire to consent to the Borrower opening and maintaining the New Accounts and amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below;

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Collateral Agent hereby agree as follows:

Section 1. Definitions. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

Section 2. Consent. Notwithstanding the prohibitions set forth in Sections 6.6 of the Loan Agreement and any other prohibitions set forth in the Loan Agreement and/or any other Loan Document, Collateral Agent and the Lenders hereby consent to the Borrower opening and maintaining the New Accounts; provided, that Borrower delivers to Collateral Agent (i) a fully-executed Control Agreement with respect to the US Bank Account on or prior to April 13, 2023 and (ii) a fully-executed Control Agreement with respect to each of the other New Accounts within fifteen (15) Business Days of the Borrower receiving notice that such account has been opened and is available for use. Collateral Agent’s and the Lenders’ agreement to consent to the Borrower opening and maintaining the New Accounts shall in no way obligate Collateral Agent or any Lender to make any other modifications to the Loan Agreement or to waive Borrower’s compliance with any other terms of the Loan Documents, and shall not limit or impair Collateral Agent’s and the Lenders’ right to demand strict performance of all other terms and covenants as of any date. The consent set forth above shall not be deemed or otherwise construed to constitute a waiver of any other provisions of the Loan Agreement in connection with any other transaction.

Section 3. Amendments.

3.1 Section 6.6 of the Loan Agreement is hereby amended and restated as follows:

“6.6 Operating Accounts.

(a)
Maintain all of Borrower’s and its Subsidiaries’ Collateral Accounts with Bank or its Affiliates in accounts which are subject to a Control Agreement in favor of Collateral Agent; provided, that Borrower shall also be permitted to maintain (i) a securities account with Jefferies LLC (pursuant to a custodian account maintained with Pershing LLC) (the “Specified Securities Account”) solely for the purpose of selling the common stock of Vaxcyte, Inc. owned by Borrower, so long as the net cash proceeds arising from the Stock Sale are transferred to a Deposit Account that is governed by a Control Agreement within three (3) Business Days of the settlement of each such sale, (ii) a deposit account with US Bank, N.A. that is governed by a Control Agreement perfecting Collateral Agent’s Lien in such Collateral Account on or prior to April 13, 2023 and as long as Borrower maintains such Collateral Account and (iii) an aggregate of two (2) additional deposit and/or securities accounts at other financial institutions domiciled in the United States, each of which account is governed by a Control Agreement perfecting Collateral Agent’s Lien in such Collateral Account within fifteen (15) Business Days of Borrower receiving notice that such Collateral Account has been opened and is available for use and as long as Borrower maintains such Collateral Account.
(b)
Borrower shall provide Collateral Agent five (5) days’ prior written notice before Borrower or any of its Subsidiaries establishes any Collateral Account (other than the Specified Securities Account) at or with any Person other than Bank or its Affiliates. In addition, for each Collateral Account that Borrower or any of its Subsidiaries at any time maintains, Borrower or such Subsidiary shall cause the applicable bank or financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account in accordance with the terms hereunder prior to the establishment of such Collateral Account, which Control Agreement may not be terminated without prior written consent of Collateral Agent; provided, that, with respect to the Collateral Accounts specifically referenced in clauses (ii) and (iii) of Section 6.6(a), Borrower shall have the time frames set forth in clauses (ii) and (iii) of Section 6.6(a), respectively, to execute and deliver the applicable Control Agreements over the accounts referenced in those clauses. The provisions of the previous sentence shall not apply to (i) deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s, or any of its Subsidiaries’, employees and identified to Collateral Agent by Borrower as such in the Perfection Certificates as may be updated after the Effective Date subject to the review and approval of Collateral Agent or (ii) the Specified Securities Account.
(c)
Neither Borrower nor any of its Subsidiaries shall maintain any Collateral Accounts except Collateral Accounts maintained in accordance with Sections 6.6(a) and (b).”

3.2 Section 10 of the Loan Agreement is hereby amended and restated as follows:

“10. NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission; (c) upon delivery, when sent by email mail, (d) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (e) when delivered, if hand‑delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Collateral Agent, Lender or Borrower may change its mailing address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	Sutro Biopharma, Inc. 111 Oyster Point Boulevard South San Francisco, CA 94080 Attn: General Counsel Email: legal@sutrobio.com

with a copy (which shall not constitute notice) to:	Fenwick & West LLP 1191 Second Ave, 10th Floor Seattle, WA 98101 Attn: Amanda Rose Fax: (415) 281-1350 Email: arose@fenwick.com

If to Collateral Agent or the Lenders:	OXFORD FINANCE LLC 115 South Union Street Suite 300 Alexandria, VA 22314 Attention: Legal Department Fax: (703) 519‑5225 Email: LegalDepartment@oxfordfinance.com
with a copy to:	OXFORD FINANCE FUNDING IX, LLC 115 South Union Street Suite 300 Alexandria, VA 22314 Attention: Legal Department Fax: (703) 519-5225 Email: Legal Department@oxfordfinance.com
with a copy to:	OXFORD FINANCE FUNDING 2019-1, LLC 115 South Union Street Suite 300 Alexandria, VA 22314 Attention: Legal Department Fax: (703) 519-5225 Email: Legal Department@oxfordfinance.com
with a copy to:	OXFORD FINANCE FUNDING XIII, LLC 115 South Union Street Suite 300 Alexandria, VA 22314 Attention: Legal Department Fax: (703) 519-5225

Email: Legal Department@oxfordfinance.com

with a copy to	SILICON VALLEY BANK, a division of FIRST-CITIZENS BANK & TRUST COMPANY 3003 Tasman Drive Santa Clara, CA 95054 Attn: Peter Sletteland Email: PSletteland@svb.com

with a copy (which shall not constitute notice) to:	Troutman Pepper Hamilton Sanders LLP 401 9th Street, NW, Suite 1000 Washington, DC 20004 Attn: Charles Charpentier Fax: (202) 274-2994 Email: charles.charpentier@troutman.com

”

3.3 Exhibit C of the Loan Agreement is hereby amended and restated in their entirety as set forth on Exhibit C attached hereto.

Section 4. Limitation of Consent and Amendment.

4.1 The consent set forth in Section 2 and the amendments set forth in Section 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Collateral Agent or any Lender or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

Section 5. Representations and Warranties. To induce Collateral Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The Restated Certificate of Incorporation of the Borrower of the Borrower filed as Exhibit 3.1 to the Borrower’s Form 10-Q for the quarterly period ended September 30, 2018, filed with the SEC on November 14, 2018 and the Amended and Restated Bylaws of the Borrower filed as Exhibit 3.1 to the Borrower’s Form 8-K filed with the SEC on February 24, 2023 are true, accurate and complete and have not been further amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

Section 6. Release by Borrower.

6.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and the Lenders and their present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

6.2 In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)

6.3 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Collateral Agent or any Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

6.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent and the Lenders’ expectation that such release is valid and enforceable in all events.

6.5 Borrower hereby represents and warrants to Collateral Agent and the Lenders, and Collateral Agent and the Lenders are relying thereon, as follows:

(a) Except as expressly stated in this Agreement, neither Collateral Agent, the Lenders nor any agent, employee or representative of Collateral Agent or any Lender has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

(b) Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Amendment are contractual and not a mere recital.

(d) This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

(e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Collateral Agent and the Lenders, defend and hold them harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

Section 8. Integration. Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

Section 9. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

Section 10. Effectiveness. This Amendment shall be deemed effective upon:

10.1 the due execution and delivery to Collateral Agent and the Lenders of this Amendment by each party hereto; and

10.2 Borrower’s payment of all Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts with the Lenders.

[Balance of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Consent and Third Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first set forth above.

BORROWER: SUTRO BIOPHARMA, INC. By/s/ William J. Newell Name: William J. Newell Title: Chief Executive Officer
COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By: /s/ Solette H. Featherly Name: Colette H. Featherly Title: Senior Vice President

LENDERS:

FIRST-CITIZENS BANK & TRUST COMPANY (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank)

By: /s/ Peter Sletteland

Name: Peter Sletteland

Title: Director

OXFORD FINANCE FUNDING IX, LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Secretary

OXFORD FINANCE FUNDING 2019-1, LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Secretary

OXFORD FINANCE FUNDING XIII, LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Secretary

[Signature Page to Consent and Third Amendment to Loan and Security Agreement]

EXHIBIT C

Compliance Certificate

TO:

OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, a division of FIRST-CITIZENS BANK & TRUST COMPANY, as Lender

OXFORD FINANCE FUNDING IX, LLC, as Lender

OXFORD FINANCE FUNDING 2019-1, LLC, as Lender

OXFORD FINANCE FUNDING XIII, LLC, as Lender

FROM:	SUTRO BIOPHARMA, INC.

The undersigned authorized officer (“Officer”) of Sutro Biopharma, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;

(b) There are no Events of Default, except as noted below;

(c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement; and

(e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end GAAP and audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Quarterly within 40 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 90 days after FYE		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 30 days of FYE), and when revised		Yes	No	N/A
4)	A/R & A/P agings	If applicable		Yes	No	N/A
5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
7)	IP Report	When required		Yes	No	N/A
8)	Total amount of Borrower’s and Borrower’s Subsidiaries unrestricted cash and cash equivalents at the last day of the prior measurement period		$________	Yes	No	N/A
9)	Net change in Borrower’s and Borrower’s Subsidiaries’ unrestricted cash and cash equivalents since the last day of the prior measurement period		$________	Yes	No	N/A
10)	Total amount of Borrower’s and Borrower’s Subsidiaries’ unrestricted cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Financial Covenants

	Covenant	Requirement	Actual	Compliance
1)	None.

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Two Hundred Fifty Thousand Dollars ($250,000.00)?	Yes	No

4)

Have there been any material amendments of or other material changes to the capitalization table of Borrower and any amendments of or other changes to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No

5)

Have there been any material amendments of or other material changes to that certain Sublease dated September 3, 2020 between Borrower and Five Prime Therapeutics, Inc.? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

	Yes	No

6)

Have there been any breaches by Borrower under, any events occurred that would permit the early termination of, any notices from Five Prime Therapeutics, Inc. and/or HCP Oyster Point III LLC regarding the termination of, that certain Sublease dated September 3, 2020 between Borrower and Five Prime Therapeutics, Inc.? If yes, provide copies of any such notices and/or descriptions of such breaches and/or events with this Compliance Certificate.

	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

SUTRO BIOPHARMA, INC.

By

Name:

Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No